BNY Mellon Sustainable International Equity ETF

Summary Prospectus | October 12, 2023

Ticker Symbol: BKIS

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated October 12, 2023, are incorporated by reference into this summary prospectus.

BNY Mellon Sustainable International Equity ETF
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.70%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund's portfolio turnover rate for the fiscal period from December 15, 2021 (the fund's commencement of operation) through October 31, 2022 was 27.08% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the

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United States. The fund's sub-adviser, Newton Investment Management Limited (NIM), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company engages in business practices that are, in NIM's view, sustainable in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is considered to be out of line with NIM's sustainable investment process. Examples of such companies may include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction plan; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption).

The fund invests principally in common stocks. The fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI EAFE® Index, the fund's benchmark index, which measures the equity market performance of developed markets, excluding the U.S. and Canada. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in the securities of companies primarily listed on exchanges in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and are considered to be in line with NIM's sustainable investment process. Emerging market countries are considered countries other than the U.S., Canada and the countries represented in the MSCI EAFE Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of June 30, 2023, a significant portion of the fund's portfolio was invested in securities of companies located in the United Kingdom (U.K.), the broader European region and Japan. The fund may invest in equity securities of companies with any market capitalization.

NIM seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) that NIM believes are well-managed, have good products or services, have strategic direction, and have adopted, or are making progress towards, a sustainable business approach. These are companies that NIM believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, NIM uses an investment process that combines investment themes with fundamental research and analysis, with the consideration of ESG matters.

Investment Themes. Part of NIM's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, NIM's global industry analysts and responsible investment team consider the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. NIM next conducts fundamental analysis of investment opportunities and uses cross comparisons of companies to identify securities that NIM believes will outperform. NIM investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. In reviewing potential investments, NIM may assess, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. In addition, NIM integrates the consideration of material ESG issues through, among other aspects of its investment process, NIM's ESG review of each individual company, prior to an investment being made in an equity security of a company for the first time. NIM's ESG review is designed to identify potential ESG-related risks and opportunities, and incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis.

Sustainable Investment Process. Following the fundamental research and analysis, NIM then employs a sustainable investment process that incorporates elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment process seeks to:

- identify and avoid companies that participate in specific areas of activity that NIM deems to be materially harmful from an environmental or social perspective, or do not follow good governance practices. For example, NIM could deem companies that have large carbon footprints without an emissions reduction plan, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that seek

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to address environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

There may be situations where the fund will invest in a security of a company that has been identified by NIM as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where NIM determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing Monitoring. NIM monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. NIM may engage with selected companies to understand better a company's approach to managing emerging ESG issues. NIM may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps NIM achieve a better understanding of the company's circumstances. NIM also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. NIM typically exercises voting rights at each shareholder meeting of companies held in the fund's portfolio. This activity is undertaken in-house to ensure that the opinions expressed through NIM's voting record are in line with NIM's investment and engagement priorities.

If the fund invests in a company that is subsequently considered to be out of line with NIM's sustainable investment process, NIM will sell the security in a prudent manner, within a predetermined timeframe. In addition, NIM typically will consider selling a security held by the fund as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• there has been a significant change in the prospects of the company;

• there has been a change in NIM's view of global investment themes (as described above); or

• profit-taking.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Sustainable investment approach risk. The fund's sustainable investment approach may cause it to make different investments than funds that invest principally in equity securities of foreign companies that do not incorporate sustainable investment criteria when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate similar criteria. For example, the incorporation of sustainable investment criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of sustainable investment criteria may also affect the fund's exposure to certain sectors and/or types of investments, and may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. NIM's security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include qualitative and/or quantitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its sustainable investment process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. NIM's evaluation of ESG

BNY Mellon Sustainable International Equity ETF Summary	3

factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Country, companies, industry and market sector risk. The fund may be overweighted or underweighted relative to the MSCI EAFE Index in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• European risk. To the extent the fund invests significantly in the securities of issuers located in the European region, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• United Kingdom risk. To the extent the fund invests significantly in the securities of U.K issuers, its performance will be influenced by political, social and economic factors affecting the U.K. The U.K. has one of the largest economies in Europe, and other European countries and the United States are substantial trading partners of the U.K. As a result, the U.K. economy may be impacted by changes to the economic condition of other European countries and the United States. The U.K. economy relies heavily on the export of financial services to other European countries and the United States, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the U.K. economy. Additionally, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as "Brexit") and entered an 11-month transition period, which concluded on December 31, 2020, with the U.K. leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit and whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the fund's investments.

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• Japan risk. To the extent the fund invests significantly in the securities of Japanese companies, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the

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requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Limited operating history risk. The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund for its first complete calendar year of operations. The table compares the average annual total returns of the fund to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2022: 16.58% Worst Quarter Q2, 2022: -14.73% (for the periods reflected in the bar chart)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of a period.

Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (12/14/2021)
Returns before taxes	-21.19%	-18.43%
Returns after taxes on distributions	-21.47%	-18.72%
Returns after taxes on distributions and sale of fund shares	-12.54%	-14.15%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-14.45%	-11.15%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is NIM, an affiliate of the Adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, NIMNA, to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services.

Nick Pope and Julianne McHugh are the fund's primary portfolio managers. Mr. Pope and Ms. McHugh have been primary portfolio managers of the fund since January 2022 and August 2023, respectively. Mr. Pope is a portfolio manager on the Sustainable Equity strategies at NIM, leading on the Global, International and US Sustainable strategies. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. NIM's Responsible Investment team provides input to the portfolio managers, including supporting fundamental research and company-level ESG analysis, which helps to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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